• The U.S. automobile SAAR figure for October 2016 came in at 17.91M units, down from 18.04M units in October 2015. • TMS October 2016 sales totaled 186,295 units , a decrease of 8.7% from October 2015 volume, a decrease of 1.7% on a daily selling rate (DSR) basis. • Lexus reported October 2016 sales of 24,803 units, a 6.2% decrease from October 2015 on volume, and up 1.0% on a daily selling rate (DSR) basis. • North American production for October 2016 totaled 140,208 units, a volume decrease of 1.1% from October 2015. Source: Toyota, Bloomberg, Ward’s Automotive Group. TMS monthly results include fleet sales volume. ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source : TMC company filings . TOYOTA MOTOR SALES (TMS), U.S.A. INC. MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights 2 QFY2017 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Toyota U.S. light vehicle sales (units in thousands) Seasonally adjusted annual rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. Sales October 2011 - October 2016 161,492 24,803 Toyota Motor Sales, U.S.A. Inc. Oct 2016 unit sales Toyota Division Lexus Division Production (units) Q2 FY2016 Q2 FY2017 Japan 999,338 1,058,744 North America 461,956 508,005 Europe 132,402 134,849 Asia 438,301 409,108 Other‡ 134,132 129,040 Sales (units) Q2 FY2016 Q2 FY2017 Japan 514,426 567,640 North America 684,251 684,985 Europe 200,978 211,673 Asia 324,964 380,579 Other‡ 439,388 346,001 TMC consolidated financial performance Q2 FY2016 Q2 FY2017 Net Revenues ¥7,103,840 ¥6,481,420 Operating Income (Loss) 827,404 474,635 Net Income attributable to TMC (Loss) 611,718 393,708 TMC Consolidated Balance Sheet Current Assets ¥18,825,107 ¥15,653,139 Noncurrent finance receivables, net 9,094,362 7,944,409 Total Investments and other assets 11,043,247 10,889,726 Property, plant and equipment, net 9,611,870 9,288,831 Total Assets ¥48,574,586 ¥43,776,105 Liabilities ¥30,226,540 ¥26,333,841 Mezzanine equity 477,377 483,452 Shareholders' equity 17,870,669 16,958,812 Total Liabilities and Shareholders' Equity ¥48,574,586 ¥43,776,105 Operating Income (Loss) by geographic region Japan ¥482,379 ¥194,342 North America 148,534 139,819 Europe 22,392 25,515 Asia 144,033 95,343 Other‡ 28,866 25,551 Inter-segment elimination and/or unallocated amount 1,200 -5,935 Yen in millions Oct-15 Oct-16 Oct-15 Oct-16 COROLLA 29,359 29,735 CAMRY 34,781 29,562 RAV4 28,256 26,429 HIGHLANDER 13,316 17,668 TACOMA 15,233 15,875 Toyota U.S. October 2016 unit sales - Toyota Division Top 5 makes Oct-15 Oct-16 Oct-15 Oct-16 RX 8,018 8,044 NX 3,399 4,274 ES 5,426 4,190 IS 2,950 2,523 GX 2,223 1,822 Toyota U.S. October 2016 unit sales - Lexus Division Top 5 makes Exhibit 99.2

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $163 million for the second quarter of fiscal 2017, compared to $265 million for the same period in fiscal 2016. The decrease in net income for the second quarter of fiscal 2017 compared to the same period in fiscal 2016 was primarily due to a $237 million increase in depreciation on operating leases, a $94 million increase in interest expense and a $56 million increase in provision for credit losses, partially offset by a $136 million increase in operating lease revenues, a $98 million increase in investment and other income, net and a $66 million decrease in provision for income taxes. • We recorded a provision for credit losses of $161 million for the second quarter of fiscal 2017, compared to $105 million for the same period in fiscal 2016. The increase in the provision for credit losses for the second quarter of fiscal 2017 was due to higher default frequency and loss severity, and overall portfolio growth. • Our delinquencies increased to 0.33 percent for first half of fiscal 2017 compared to 0.31 percent in the same period in fiscal 2016 as a result of higher consumer debt levels. The increase in our delinquencies from March 31, 2016 to September 30, 2016 reflects our typical seasonal pattern for delinquency. 1 TFS market share represents the percentage of total domestic TMS sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor. * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries NORTH AMERICAN SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC), Toyota Credit de Puerto Rico Corp. (TCPR), and Toyota Credit Canada Inc. (TCCI)† maintain direct relationships with institutional commercial paper investors through its Sales & Trading team , providing each access to a variety of domestic and global markets through three, distinct 3(a)(3) programs. • Commercial paper outstanding under our commercial paper programs ranged from approximately $26.4 billion to $29.2 billion during the quarter ended September 30, 2016, with an average outstanding balance of $27.6 billion. As of September 30, 2016, our commercial paper had a weighted average remaining maturity of 95 days. † TCCI and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES • In 2017, Toyota Financial Services plans to relocate its headquarters to Plano, Texas in order to join Toyota Motor Sales, U. S.A ., Inc.; Toyota Motor Engineering & Manufacturing North America, Inc.; and Toyota Motor North America to create a single, state - of - the - art Toyota headquarters and pursue the One Toyota vision in North America. Please reference the Investor Relations section of toyotafinancial.com , for important information and filings. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . The Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances. We focus on providing simple, personal, and proactive service i n the execution of all trades. * Figures above do not incorporate the Carrying Value Adjustments. Sales and Trading Contacts Nicholas Ro | National Manager (310) 468 - 7758 nicholas_ro@toyota.com Jason Katzen | Region Manager (310) 468 - 3509 jason_katzen@toyota.com Jeffrey DeSilva | Funding & Liquidity Analyst (310) 468 - 1366 jeffrey_DeSilva@toyota.com Alec Small | Funding & Liquidity Analyst (310) 468 - 7431 alec_small@toyota.com Norman Brem | Funding & Liquidity Analyst (310) 468 - 6228 norman_brem@toyota.com U.S. dollars in millions TMCC Financial Performance Q2 FY2016 Q2 FY2017 Total financing revenues $2,353 $2,496 Income before income taxes 426 258 Net Income 265 163 Debt-to-Equity Ratio 10.7x 9.6x 68.1% 63.2% Q2 FY2016 Q2 FY2017 TFS - Market Share 1 Q2 FY2016 Q2 FY2017 61.9% 14.5% 89.8% 62.3% 28.4% 85.7% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of Contracts Subvened Q2 FY2016 Q2 FY2017 181 76 166 167 74 154 0 100 200 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle Financing Volume Q2 FY2016 Q2 FY2017 27.6 27.7 54.2 52.0 13.3 14.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 9/30/2015 9/30/2016 Amount ($billions) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 0.00% 0.25% 0.50% Q2 FY2013 Q2 FY2014 Q2 FY2015 Q2 FY2016 Q2 FY2017 TMCC - Consumer Portfolio Credit Performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets